Exhibit (b)


                                CERTIFICATIONS




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Galen G. Vetter, Chief Executive Officer of the FRANKLIN TAX-EXEMPT MONEY FUND (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 1/31/2008 (the "Form N-CSR") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  03/27/08

                            /s/ GALEN G. VETTER

                            Galen G. Vetter
                            Chief Executive Officer - Finance and Administration






                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Financial Officer of the FRANKLIN TAX-EXEMPT MONEY FUND (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 1/31/2008 (the "Form N-CSR") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  03/27/08

                            /s/ LAURA F. FERGERSON

                            Laura F. Fergerson
                            Chief Financial Officer and Chief Accounting Officer